BIOFORCE NANOSCIENCES, INC.

                             2003 STOCK OPTION PLAN

This 2003 Stock Option Plan (this "Plan") of BioForce Nanosciences, Inc. (the "Company") is hereby established and provides for options (the "Option" or "Options") for the purchase of shares of the Company's common stock, with a par value of $0.01 per share ("Common Stock"). The Company intends that the Options will be either Incentive Stock Options ("ISOs"), which qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options not qualifying under Section 422 of the Code ("NQSOs").

1) Purpose of this Plan. The Company believes it is desirable and in its best interest to adopt a stock option plan to aid in attracting, developing and retaining employees ("Employees") and others who are not employees, including nonemployee officers ("Officers"), directors ("Directors"), and consultants ("Consultants") of the Company and any subsidiary of the Company now or hereafter created by the Company (the "Subsidiary" or "Subsidiaries") capable of contributing to the future growth and operations of the Company or any Subsidiary (each Employee, Director, Officer and Consultant who receives an Option pursuant to this Plan is referred to as an "Option Holder").

2)    Administration of this Plan.

      a) Plan Administrator. The Board of Directors of the Company (the "Board") shall administer this Plan, except that the Board may, in its discretion, appoint a Committee (the "Committee") consisting of members of the Board that shall administer this Plan. Any such Committee shall have such powers and authority as the Board may delegate to it. The Board or the Committee that administers this Plan shall be referred to as the "Plan Administrator."

      b) Effective Date and Term. Subject to approval of the stockholders of the Company, the effective date of this Plan shall be as of January 1, 2003. This Plan shall remain in effect subject to the terms hereof, until the earlier of the following: (1) December 31, 2012;
            (2) termination of this Plan by the Board; or (3) the purchase of all shares to be delivered pursuant to this Plan.

      c) Plan Interpretation. The Plan Administrator shall construe and interpret this Plan, establish such rules as it deems necessary for the proper administration of this Plan and make such determinations and take such other action in connection with this Plan as it deems necessary and advisable. Subject to the terms of this Plan, the Plan Administrator shall decide the individuals to whom and the time or times at which Options shall be granted, the number of shares to be subject to each Option, the duration of the Options, the Option exercise price, and whether an Option is an ISO or NQSO. Any Options to be granted under this Plan must be granted within ten years from the effective date of this Plan.

      d) No Liability. The Plan Administrator (or any member thereof) shall not be liable for any action or determination made in good faith with respect to this Plan or any Option granted under it.

3) Maximum Number of Options Subject to this Plan. The shares to be offered under this Plan may be, in whole or in part, authorized but unissued shares of Common Stock or issued shares of Common Stock that have been reacquired by the Company. The aggregate number of shares of Common Stock to be delivered upon exercise of all Options granted under this Plan shall not exceed One Million (1,000,000) shares of Common Stock as of the date of this Plan (as adjusted for any stock split, stock dividend, or share reclassification). If any Option granted hereunder shall expire, terminate, or be forfeited for any reason without having been exercised in full, the shares of Common Stock subject to such Option not purchased may again be granted under this Plan unless this Plan shall have been terminated.

4) Selection of Option Recipients. The Plan Administrator, from time to time, subject to the terms and provisions of this Plan, may grant Options to such present and future key Employees, Officers, Directors and Consultants of the Company, and of its Subsidiaries, as it shall determine. In determining the persons to whom Options shall be granted and the number of shares available under each Option, the Plan Administrator may take into account the nature of the services rendered by such persons, their present and potential contributions to the success and growth of the Company and such other factors as the Plan Administrator, in its discretion, shall deem relevant.

5) Option Requirements. The Options granted pursuant to this Plan shall be authorized by the Plan Administrator and shall be evidenced by an Option Agreement that shall include the following terms and conditions:

      a) Option Holder and Option Grant Date. Each Option Agreement shall state the name of the Option Holder and the date on which the Option was granted.

      b) Exercise Price. Each Option Agreement shall state the Option exercise price, as determined by the Plan Administrator. The per share exercise price for an ISO shall not be less than the fair market value per share of Common Stock at the date of grant as determined by the Plan Administrator in good faith; provided, further, that with respect to ISOs granted to stockholders owning greater than 10% of the issued and outstanding shares of Common Stock, the exercise price per share shall not be less than 110% of the fair market value per share of Common Stock at the date of grant.

      c) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock available for purchase under such Option Agreement.

      d) Type of Option. Each Option Agreement shall state whether the Option is an ISO or an NQSO, or combination thereof. ISOs shall be granted only to Employees. The aggregate fair market value (determined at the date of grant) of the stock with respect to which ISOs are exercisable by the Option Holder during any calendar year (granted under this Plan and all other ISO plans of the Company, a related corporation or a predecessor corporation) shall not exceed $100,000 or such other limit as may be prescribed by the Code, as amended from time to time. Any Option that is identified as an ISO but exceeds the above annual limit or otherwise fails to qualify for treatment as an ISO shall not be void but rather shall be a NQSO to the extent it exceeds such annual limit or otherwise fails to qualify for such treatment.

      e) Payment. Each Option Agreement shall state that the Option exercise price shall be payable upon the exercise of the Option and shall be paid in cash or by check in United States Dollars. In addition, if provided in the Option Agreement and upon approval of the Plan Administrator, an Option Holder may pay for all or any portion of the aggregate Option exercise price for any shares of Common Stock purchased upon the exercise of any Option by delivering to the Company shares of Common Stock previously held by such Option Holder or, with the prior consent of the Plan Administrator, by having shares withheld from the amount of shares of Common Stock to be received by the Option Holder upon exercise of the Option. The shares of Common Stock received or withheld by the Company as payment for shares of Common Stock purchased upon the exercise of an Option shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate Option exercise price (or portion thereof) to be paid through the exchange of previously held shares of Common Stock or through the withholding of shares of Common Stock to be received by the Option Holder upon exercise. In addition, upon approval by the Plan Administrator, the Company may lend an amount equal to the Option exercise price to an Option Holder on terms approved by the Plan Administrator.

      f) Duration of Options. Each Option to be granted may be exercised within such period as may be determined by the Plan Administrator. The expiration date of the Option, shall not be later than ten years from the date of grant; provided, however, that the expiration date of any ISO granted to a stockholder owning more than ten percent (10%) of the issued and outstanding shares shall not be a term that is greater than five years from the date of grant.

      g) Vesting of Options. An Option Agreement may contain a vesting schedule (that may be different for each Option Holder) as determined by the Plan Administrator. The Plan Administrator may accelerate the vesting at such times and in such amounts as it shall determine in its sole discretion.

      h) Exercise of Options. Each Option Holder shall have the right to exercise his or her Option in the manner specified in the Option Agreement evidencing the granting of such Option. The time period in which the Option Holder has a vested right (that has not terminated or been forfeited) to purchase shares of Common Stock under an Option Agreement is referred to as the "Option Period."

      i) Method of Exercise. Each Option shall be exercised pursuant to the terms of this Plan by giving written notice to the Company at its principal place of business. The form of such notice shall be substantially similar to the Exercise Notice contained in Exhibit A and shall include the Investment Representation Statement contained in Exhibit B signed by the Option Holder. No portion of any Option may be exercised for less than five hundred (500) shares or such other number of shares as the Plan Administrator determines from time to time, provided that if the vested portion of any Option is less than such number of shares, the Option may be exercised with respect to all shares for which it is vested. The Company shall make delivery of such shares as set forth in the Option Agreement; provided, however, that if any law or regulation requires the Company to take action with respect to the shares specified in such notice before issuance thereof, the date of delivery of such shares shall then be extended for the period necessary to take such action. The Company shall not be obligated to issue, transfer, or deliver a certificate of Common Stock to any Option Holder, or to such Option Holder's personal representative, until the aggregate Option price has been paid for all shares for which the Option shall have been exercised.

      j) Securities Law Requirements. No Option granted under this Plan may be exercised unless, at the time of exercise, Common Stock to be issued qualifies for exemption from, or is registered pursuant to, applicable federal and state securities laws. In the event there shall not then be on file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, an effective registration statement, including a prospectus relating to the shares subject to the Option, the Plan Administrator may require the Option Holder to execute and deliver to the Company prior to receipt by such Option Holder of any such shares under this Plan, in addition to the Investment Representation Statement, an investment letter in form and substance satisfactory to the Company.

      k) Withholding. As a condition to the exercise of any Option granted hereunder, the Option Holder shall make such arrangements as the Plan Administrator may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. Such arrangements may include the deduction of any such required withholding from any payments due or to become due to the Option Holder.

      l) Reload Option. If an Option Agreement provides, the Plan Administrator permits, and an Option Holder pays for all or any portion of the aggregate Option exercise price with shares of Common Stock or withholding a number of shares upon exercise of an Option pursuant to Section 5(e), the Plan Administrator may grant reload Options. Such reload Options may grant the Option Holder a new Option Agreement for the number of shares of Common Stock equal to the number tendered as consideration for the purchase of shares under the former Option Agreement under terms satisfactory to the Plan Administrator.

      m) Other Conditions, Restriction, Contingencies. Each Option Agreement shall specify the other conditions, restrictions and contingencies to which the Option is subject as deemed necessary or appropriate by the Plan Administrator.

6) Stockholders Agreement. As a condition of the exercising of any Option granted pursuant to this Plan, in whole or in part, the Plan Administrator may require the Option Holder to execute the Stockholders Agreement, the form of which shall be substantially similar to the one attached hereto in Exhibit C.

7) Limited Transferability of Options. During the Option Holder's lifetime, only the Option Holder may exercise Options. Options shall not be transferable other than by will or the laws of descent and distribution and shall terminate as provided under this Plan and as specified in the Option Agreement.

8) Status as Stockholder. Neither the Option Holder nor the Option Holder's executor, administrator, heirs, legatees, or successors shall be or have any rights or privileges of a stockholder of the Company solely by reason of holding any Option, unless and until the Option has been exercised and certificates representing such shares shall have been issued and delivered to the Option Holder.

9) Effective Date of Termination of Employment. Termination of employment shall be considered to have occurred on the earlier of the last day of performance of services or the first date written notice of termination is given by either the Company or its Subsidiary without regard to the actual last day of performance of services, whichever occurs first. A leave of absence approved in writing by the Board shall not be a termination of employment for purposes of this Plan.

10) Termination of Employment Due to Death or Disability. Unless an Option Holder's employment agreement with the Company or the Option Agreement states otherwise, the following shall apply to each Option Holder who was granted an Option when such Option Holder was an Employee:

      a) Termination by Death or Disability. In the event the employment of an Employee is terminated by reason of death or a permanent and total disability (as defined in Section 22(e)(3) of the Code and determined by the Company, "Disability"), all purchase rights under outstanding Options granted to that Employee that are not vested shall be immediately forfeited to the Company and all purchase rights under outstanding Options that are vested shall remain exercisable at any time prior to their expiration date or for one
            (1) year after the date of death or the determination by the Company of the existence of a Disability, whichever period is shorter, by such person or persons as shall have been named as the Employee's beneficiary or guardian, or by such persons that have acquired the Employee's rights under the Option by will or by the laws of descent and distribution.

      b) Exercise Limitations on ISOs. In the case of ISOs, the tax treatment prescribed under Section 422 of the Code may not be available if the Options are not exercised within the Section 422 prescribed time periods after each of the various types of employment termination.

11) Termination of Employment for Other Reasons. Except as otherwise provided in an Option Holder's employment agreement with the Company or in the Option Holder's Option Agreement, if the employment of an Employee terminates for any reason other than the reasons set forth in Section 10 (and other than for Cause), all purchase rights under Options held by the Employee that are not vested as of the effective date of employment termination immediately shall be forfeited to the Company. However, the Plan Administrator, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Plan Administrator, in its sole discretion, deems appropriate. The Employee may exercise options that are vested as of the effective date of employment termination no later than sixty (60) days after the effective date of employment termination or on such later date as is approved by the Plan Administrator or as stated in the Option Agreement. Notwithstanding anything contained in this Plan, if the Company terminates the employment of an Employee for Cause, all purchase rights under outstanding Options held by the Option Holder shall be forfeited to the Company immediately and no additional exercise period shall be allowed, regardless of the vested status of the Options. As used herein, "Cause" means, unless defined otherwise in an agreement between the Option Holder and the Company referencing this Plan, any of the following as determined in good faith by the Plan Administrator:

      a) The Option Holder has committed gross negligence, willful misconduct or any violation of law in the performance of the Option Holder's duties to the Company or any Subsidiary;

      b) The Option Holder has willfully failed to follow reasonable instructions from the Company or any Subsidiary;

      c) The Option Holder has been convicted or charged with a felony deemed by the Company to be adverse to its best interests or reputation;

      d) The Option Holder has misappropriated funds or property of the Company or any Subsidiary;

      e) The Option Holder has attempted to obtain an improper personal profit from any transaction in which the Company or any Subsidiary has an interest, and which represents a corporate opportunity of the Company or any Subsidiary or is adverse to the interests of the Company or any Subsidiary, unless the transaction was approved in writing by the Company after full disclosure of all details relating to the transaction; or

      f) The Option Holder has breached a material provision of any agreement to which the Option Holder and Company or any Subsidiary are parties or has breached any material obligation or duty owed to the Company or any Subsidiary.

12) Termination of Services as an Officer or Director. Except as provided in an Officer's or Director's Option Agreement, if an Officer's or Director's tenure ends because of death, Disability, or for other reasons, all purchase rights under outstanding Options granted to that Officer or Director that are not vested shall be immediately forfeited to the Company as of the Officer's or Director's last day of service as an Officer or Director of the Company. Following the date on which the Officer or Director ceases to serve in such capacity, other than as a result of removal for Cause, all purchase rights under outstanding Options that are vested shall remain exercisable, to the extent such Options may be exercised pursuant to this Plan, until the earlier of the following: (i) sixty (60) days from the date the Officer or Director ceases to serve in such capacity; or (ii) the expiration of the original Option term. If an Officer or Director is removed for Cause, all purchase rights under outstanding Options held by the Officer or Director shall be immediately forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

13) Termination of Services as a Consultant. Except as provided in a Consultant's consulting agreement with the Company or the Consultant's Option Agreement, if a Consultant's engagement ends because of death, Disability, or any other reason, all purchase rights under outstanding Options granted to that Consultant that are not vested shall be immediately forfeited to the Company as of the Consultant's last day of service as a Consultant to the Company. Following the date on which the Consultant ceases to serve as a Consultant, other than termination for Cause, all purchase rights under outstanding Options that are vested shall remain exercisable, to the extent such options may be exercised pursuant to this Plan, until the earlier of the following: (i) sixty (60) days from the date the Consultant ceases to serve in such capacity; or (ii) the expiration of the original Option term. If a Consultant's services are terminated for Cause, all purchase rights under outstanding Options shall be immediately forfeited to the Company and no additional exercise period shall be allowed regardless of the vested status of the Options.

14) Change in Control. Except as provided in an Option Holder's Option Agreement, upon fifteen (15) days advance written notice by the Company to the Option Holder of the Company's intent to consummate a Change in Control, the Company shall have the right, exercisable in the Company's sole discretion, to require that the Option Holder exercise the Option Holder's right to purchase all the shares that the Option Holder has a vested right to purchase under existing Option Agreements within such fifteen-day period. If the Option Holder fails to exercise such right as to all the shares that the Option Holder has a vested right to purchase within such fifteen-day period, then to the extent not so exercised, all remaining purchase rights under the outstanding Options (regardless of their vested status) shall be immediately forfeited to the Company. Unless otherwise specifically prohibited by the terms of this Plan or by law, and subject to Section 16 herein, the Plan Administrator shall have the authority to make any modifications to the Option Agreements as determined by the Plan Administrator (including, but not limited to, accelerating the vesting on Options granted under this Plan) to be appropriate before the effective date of the Change in Control, including but not limited to, shortening the time during in which the ISOs or NQSOs may be exercised or accelerating the vesting schedule.

a) "Change in Control" means, with respect to the Company, the occurrence of any one or more of the following:

            (1) Any individual, partnership, corporation, limited liability company, or other organizations, or any combination thereof (other than those persons in control of the Company as of the date hereof), becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than seventy percent (70%) of the combined voting power of the Company's then outstanding securities; or

            (2)   The stockholders of the Company approve:

                  (a)   A plan of complete liquidation of the Company;

                  (b) An agreement for the sale or disposition of all or substantially all the Company's assets; or

                  (c) A merger, consolidation, or reorganization of the Company with or involving any other entity, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), more that fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

15) Action by the Company. The existence of Options shall not impair the right of the Company or its stockholders to make or effect any adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

16) Termination and Amendment. The Plan Administrator may at any time suspend or terminate this Plan. The Plan Administrator may also at any time amend or revise the terms and provisions of this Plan, subject to stockholder approval to the extent such approval is required to allow Options issued pursuant to this Plan to satisfy the requirements for ISO treatment under the Code. No termination, suspension or modification of this Plan may be made that materially and adversely affects any Option Holder without the consent of such Option Holder adversely affected thereby, except that the Company may require all of the Options issued under this Plan be surrendered in connection with a Change in Control if so provided under the Option Agreement.

17) No Grant of Options. Nothing contained in this Plan or any resolution adopted or to be adopted by the Board shall constitute the granting of any Option hereunder. The granting of an Option pursuant to this Plan shall take place only when a written Option Agreement has been duly executed and delivery made by or on behalf of the Company to the person to whom such Option is granted.

18) Adjustment of Options. In the event of any stock split, stock dividend, or recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change which would affect any outstanding Option, the number and kind of shares covered by such outstanding Option and the Option Price shall be adjusted by the Plan Administrator to prevent the dilution or enlargement of the Option Holders' rights.

19) Governing Law. To the extent not preempted by federal law, this Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

                                    EXHIBIT A

                           BIOFORCE NANOSCIENCES, INC.
                             2003 STOCK OPTION PLAN

                                 EXERCISE NOTICE

BioForce Nanosciences, Inc.
2901 South Loop Drive
Suite 3400
Ames, IA 50010-8634

Attn: 2003 Stock Option Plan Administrator

      1. Exercise of Option. Effective as of today, ______________________ ______, 200____, the undersigned ("Option Holder") hereby elects to exercise his or her option to purchase _____________________ shares of the Common Stock (the "Shares") of BioForce Nanosciences, Inc. (the "Company"), under and pursuant to the Company's 2003 Stock Option Plan (the "Plan") and the Stock Option Agreement dated ______________________ ______, 200____, (the "Option Agreement"), of
            which _____________________ shares are pursuant to the exercise of incentive stock options and _____________________ shares are pursuant to the exercise of nonqualified stock options.

      2. Delivery of Payment/Withholding. Option Holder herewith delivers to the Company the full purchase price of the Shares and any applicable withholding (unless other arrangements have been made for such withholding), as set forth in the Option Agreement.

      3. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist due to Option Holder's exercise of the Option. The certificate evidencing the Shares shall be issued to Option Holder as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in the Plan.

      4. Tax Consultation. Option Holder understands that Option Holder may suffer adverse tax consequences as a result of Option Holder's purchase or disposition of the Shares. Option Holder represents that Option Holder has consulted with any tax consultants Option Holder deems advisable in connection with the purchase or disposition of the Shares and that Option Holder is not relying on the Company for any tax advice.

      5. Entire Agreement. Option Holder herewith delivers the Stockholders Agreement as contemplated by the Plan (the "Stockholders Agreement"), or Joinder Agreement related thereto, in which Option Holder acknowledges being subject to the Share-transfer restrictions contained therein. This Exercise Notice, the Stockholders Agreement, the Plan, the Option Agreement and the Investment Representation

            Statement (also delivered herewith) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Option Holder with respect to the subject matter hereof.

Submitted by:

OPTION HOLDER

__________________________________________________
Signature

__________________________________________________
Name

__________________________________________________
Address

__________________________________________________


Accepted by:

BIOFORCE NANOSCIENCES, INC.

By: __________________________________________________
    Signature

    __________________________________________________
    Name

    __________________________________________________
    Title

    __________________________________________________
    Date Received

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

OPTION HOLDER:    ______________________________________________

COMPANY:          BioForce Nanosciences, Inc.

SECURITY:         Common Stock

AMOUNT:           ______________________________________________

DATE:             ______________________________________________

In connection with the purchase of the above-listed securities (the "Securities"), the undersigned Option Holder represents to the Company the following:

1) Option Holder is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Option Holder is acquiring the Securities for investment for Option Holder's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

2) Option Holder acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Option Holder's investment intent as expressed herein. In this connection, Option Holder understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Option Holder's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statues, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Option Holder further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Option Holder further acknowledges and understands that the Company is under no obligation to register the Securities. Option Holder understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

3) Option Holder is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Option Holder, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including the following: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities and Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

      In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and
      (4) of the paragraph immediately above.

4) Option Holder further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Option Holder understands that no assurances can be given that any such other registration exemption will be available in such event.


__________________________________________________
Signature of Option Holder

__________________________________________________
Name

__________________________________________________
Date